         AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2001
                                                     REGISTRATION NO. 333-69067

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         TRIANGLE PHARMACEUTICALS, INC.
             (Exact name of Registrant as Specified in Its Charter)

               DELAWARE                              56-1930728
      (State or Other Jurisdiction                (I.R.S. Employer
     of Incorporation or Organization)            Identification No.)

                               4 UNIVERSITY PLACE
                              4611 UNIVERSITY DRIVE
                          DURHAM, NORTH CAROLINA 27707
                                 (919) 493-5980
        (Address, Including Zip Code and Telephone, Including Area Code,
                  of Registrant's Principal Executive Offices)

                              DAVID W. BARRY, M.D.
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                         TRIANGLE PHARMACEUTICALS, INC.
                    4 UNIVERSITY PLACE, 4611 UNIVERSITY DRIVE
          DURHAM, NORTH CAROLINA 27707, (919) 493-5980 (Name, Address,
                    Including Zip Code and Telephone Number,
                   Including Area Code, of Agent for Service)

                                   Copies To:
                              RACHEL MANDELL, ESQ.
                         TRIANGLE PHARMACEUTICALS, INC.
                    4 UNIVERSITY PLACE, 4611 UNIVERSITY DRIVE
                  DURHAM, NORTH CAROLINA 27707, (919) 493-5980


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


                            DEREGISTRATION OF SHARES

      Triangle Pharmaceuticals is filing this post effective amendment to deregister, as of the date hereof, 1,822,730 shares of Triangle Pharmaceuticals' common stock remaining unsold at the conclusion of the offering described in the registration statement on Form S-3 (Reg. No. 333-69067). The shares were being offered by selling stockholders of Triangle Pharmaceuticals.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Durham, State of North Carolina, on April 25, 2001.

                                 TRIANGLE PHARMACEUTICALS, INC.
                                 By:   /s/ David W. Barry
                                    --------------------------------
                                           David W. Barry
                                   CHAIRMAN AND CHIEF EXECUTIVE OFFICER

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                SIGNATURE                          TITLE
---------------------------------     --------------------------

                                      Chairman of the Board and
/s/ David W. Barry                    Chief Executive Officer
----------------------------------    (Principal Executive Officer)      April 25, 2001
    David W. Barry

/s/ Chris A. Rallis                   Director, President and Chief Operating
-----------------------------------   Officer                            April 25, 2001
    Chris A. Rallis

                                      Executive Vice President and Chief
/s/ Robert F. Amundsen, Jr.           Financial Officer
-----------------------------------   (Principal Financial               April 25, 2001
    Robert F. Amundsen, Jr.            and Accounting Officer)

               *
-----------------------------------   Director                           April 25, 2001
    Anthony B. Evnin

               *
-----------------------------------   Director                           April 25, 2001
    Standish M. Fleming

               *
------------------------------------   Director                          April 25, 2001
    Dennis B. Gillings

                *
------------------------------------   Director                          April 25, 2001
    Henry G. Grabowski

                *
------------------------------------   Director                          April 25, 2001
    George McFadden


  *By: /s/ David W. Barry
-------------------------------------
          David W. Barry
        ATTORNEY-IN-FACT